                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-5484

                             Zenix Income Fund Inc.
               (Exact name of registrant as specified in charter)

                   125 Broad Street, New York, NY         10004
              (Address of principal executive offices) (Zip code)

                            Robert I. Frenkel, Esq.
                        Smith Barney Fund Management LLC
                            300 First Stamford Place
                               Stamford, CT 06902
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  March 31
Date of reporting period: March 31, 2004

ITEM 1.  REPORT TO STOCKHOLDERS.

              The Annual Report to Stockholders is filed herewith.

                     [PHOTO]

                      ZENIX
                     Income
                    Fund Inc.

                                    [GRAPHIC]
                                   [GRAPHIC]




                               [GRAPHIC]



                                         Annual Report
                                         March 31, 2004

                                   [GRAPHIC]




                                                                  What's Inside



Letter from the Chairman..............................................  1

Manager Overview......................................................  3

Schedule of Investments...............................................  9

Statement of Assets and Liabilities................................... 28

Statement of Operations............................................... 29

Statements of Changes in Net Assets................................... 30

Notes to Financial Statements......................................... 31

Financial Highlights.................................................. 38

Independent Auditors' Report.......................................... 41

Financial Data........................................................ 42

Additional Information................................................ 43

Dividend Reinvestment Plan............................................ 47

--------------------------------------------------------------------------------

                           LETTER FROM THE CHAIRMAN


                                   [GRAPHIC]



                            Zenix Income Fund Inc.

[PHOTO]

R. Jay Gerken
R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The high-yield bond market generated a stellar return over the 12 months ending March 31, 2004, spurred by an improving economy, which benefited from a mid-year cut in interest rates. The rally came to a temporary halt in the summer due to a sell-off in the U.S. Treasury bond market amid interest rate concerns, but the market resumed course and advanced in the fall as prices of U.S. Treasury bonds stabilized. Although the market's tone was more tempered in the first quarter of 2004 compared to earlier in the fiscal year, as of the period's close, corporate fundamentals have remained strong and yields on high-yield issues finished significantly above those on higher-rated bonds.


Strong inflows into high-yield bond funds throughout much of the fund's fiscal year drove demand for high-yield bonds, propelling the market higher. Better-than-expected quarterly earnings and lower default rates also contributed to this strong demand, while increased capital market transactions fortified the balance sheets of corporate bond issuers. Please note that high-yield bonds are subject to additional risks, such as the increased risk of default and greater volatility because of the lower credit quality of these issues.

Please read on for a more detailed look at prevailing economic and market conditions during the fund's fiscal year and to learn how those conditions and changes made to the portfolio during this time may have affected fund performance.



                                   [GRAPHIC]

Information About Your Fund
In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

April 12, 2004

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                                      2

--------------------------------------------------------------------------------

                               MANAGER OVERVIEW


                                   [GRAPHIC]



                            Zenix Income Fund Inc.

Performance Review
During the 12 months ended March 31, 2004, the Zenix Income Fund Inc. returned 21.98%, based on its New York Stock Exchange ("NYSE") market price and 33.59% based on its net asset value ("NAV")/i/ per share. In comparison, its benchmark, the unmanaged Citigroup High Yield Market Index ("High Yield Index")/ii/, returned 22.40% and the fund's Lipper high current yield (leveraged) closed-end funds category average returned 33.12% over the same time frame./iii/ Please note that Lipper performance returns are based on each fund's NAV.

During its fiscal year, the fund made distributions to shareholders totaling $0.415 per share. The performance table shows the fund's 30-day SEC yield and its 12-month total return based on its NAV and market price as of March 31, 2004.

                     FUND PERFORMANCE AS OF MARCH 31, 2004

                 30-Day     12-Month
Price Per Share SEC Yield Total Return
 $3.14 (NAV)     11.45%      33.59%
 $3.99 (NYSE)     8.96%      21.98%

  All figures represent past performance and are not a guarantee of future results. The fund's yields will vary.

  Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions, if any, in additional shares. The "SEC yield" is a return figure often quoted by bond and other fixed income mutual funds. This quotation is based on the most recent 30-day (or one month) period covered by the fund's filing with the SEC. The yield figure reflects the dividends and interest earned during the period after deduction of the fund's expenses for the period. These yields are as of March 31, 2004 and are subject to change.




                                   [GRAPHIC]

Factors Driving the High-Yield Market Rally
Earlier last year, the high-yield market/iv/ benefited from strong investor demand for these securities, as evidenced by large inflows of capital into high-yield mutual funds. Declining default rates and relatively favorable yields available through high-yield bonds in the low interest rate environment contributed to this demand.

The end of major hostilities in Iraq, reports that many companies had generated first-quarter earnings in line with estimates, and expectations in May that the Fed would likely cut its short-term interest rate targets, all helped buoy high-yield securities through mid-June. In order to help stimulate the U.S. economy, the Fed cut its target for short-term interest rates in June to its lowest level since the Eisenhower Administration. After advancing for eight consecutive months, the high-yield market declined considerably in July and early August due to the sharp sell-off in U.S. Treasury bonds.

High-Yield Rally Resumes
During the autumn, the high-yield market regained some of the momentum it lost over the summer amid July's volatility in the U.S. Treasury bond market. Throughout much of the reporting period, the high-yield market advanced amid record inflows into high-yield funds as U.S. Treasury bond prices stabilized, many companies generated better-than-expected earnings, economic growth improved and default rates remained low relative to 2002. Additionally, increased capital market transactions fortified the balance sheets of corporate bond issuers in the healthier economic environment.

Following a strong run over 2003, high-yield bond prices began to retreat in late January due to profit taking as investors became concerned that company fundamentals did not warrant such gains and the low yields did not offer enough compensation for the risk. The Fed stated late that month that it "believes that it can be patient in removing its policy accommodation,"/v/ but in contrast to a similar previous statement it issued, this language was not accompanied by the phrase "considerable period." The removal of the "considerable period" language from its policy statement sparked concerns that the Fed would begin raising interest rates sooner than had been expected, which exacerbated the bond market's slide.

The high-yield market continued to decline in February with lower-quality issues leading the way down amid large fund outflows, continued profit taking and greater focus on company fundamentals. In March, investors sought haven in higher-rated bonds in the non-investment-grade universe as

                                   [GRAPHIC]
terrorism fears and weak employment numbers exerted pressure on stock markets and drove yields on U.S. Treasury bonds lower. In contrast to the overall 12 months ending March 31/st/, when issues carrying CCC ratings returned 42.05% and bonds rated BB returned 18.21%, over the first quarter of 2004, issues carrying CCC ratings performed less favorably, returning 0.54% versus 2.75% for bonds rated BB./vi/

Factors Influencing Fund Performance
The top-performing sectors for the year included airlines, automotive, cable, communication towers, and utilities. During the period, airlines recovered as some companies avoided bankruptcy by renegotiating union contracts and experiencing better-than-expected traffic volumes following the resolution of the major hostilities in Iraq. The automotive sector benefited from continued strength in auto sales and better than expected earnings. The cable sector outperformed many others as Charter Communications LLC, whose bonds had been under pressure following an accounting investigation at the firm, rebounded when the communications company reached an agreement with its banks to amend its credit facilities and issued additional long-term debt to replace short-term debt and improve liquidity. The communications towers sector benefited from better-than-expected earnings results, asset sales, new financing, and increasing free cash flow. The utilities sector benefited as companies added additional financing through the use of senior debt and sold assets to reduce total debt.

The most significant underperforming sectors included broadcast/outdoor, healthcare, publishing, satellites, and textiles. Despite having generated positive performance, broadcast/outdoor, publishing, and satellites underperformed many others due to their lower yields and limited price appreciation potential. Healthcare underperformed due to Tenet Healthcare Corp.'s weak earnings and forecast for a significant cash burn in 2004. Textiles suffered as Levi Strauss & Co. lowered 2003 sales guidance.

The portfolio benefited from overweighting issues rated CCC and the cable and communications towers sectors, and underweighting issues rated BB and the publishing sector. The portfolio's exposure to an overweighting in the textiles sector, and underweightings in the automotive and utilities sectors, detracted from the portfolio's performance. The portfolio performance also benefited from the leverage provided by the Auction Rate Cumulative Preferred Stock. We added to the fund's positions in issues rated CCC and in the chemicals, energy, metals/mining, and utilities sectors and reduced the fund's exposure to the automotive, retail, and textiles sectors.


                                   [GRAPHIC]

Competitive Yields
Based on the 7.76% yield of the High Yield Index as of March 31, 2004, high-yield bonds continued to offer competitive yields relative to U. S. Treasury notes. However, high-yield issues are subject to additional risks, such as the increased possibility of default because of their lower credit quality, and yields and prices will fluctuate.

Following a strong run over 2003, the high-yield bond market has not rallied as significantly during 2004 due to recent valuations. However, the recent improvement in the U.S. economy has proved favorable for corporate earnings and the corporate bond credit environment. While markets will fluctuate, the high-yield market has remained healthy from a fundamental perspective. The fund remained overweighted in lower-rated securities based upon our rationale that the fund could benefit from an improving economy and potentially outperform higher-rated quality credits if interest rates were to rise.

Looking for Additional Information?
The fund is traded under the symbol "ZIF" and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under symbol XZIFX. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that will provide additional information. In addition, the fund issues a quarterly press release that can be found on most major financial web sites as well as www.citigroupassetmanagement.com.

In a continuing effort to provide information concerning the fund, shareholders may call 1-888-735-6507, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the fund's current NAV, market price and other information.

Thank you for your investment in the Zenix Income Fund Inc. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,
/s/ Peter J. Wilby                           /s/ Beth A. Semmel
Peter J. Wilby, CFA                          Beth A. Semmel, CFA
Vice President and Investment                Vice President and Investment
Officer                                      Officer

April 12, 2004

                                   [GRAPHIC]

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of March 31, 2004 and are subject to change. Please refer to pages 9 through 25 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

RISKS: The fund invests in high-yield bonds, which are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. In addition, it may invest in foreign securities, which are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

The portfolio's holdings during the 12 months ended March 31, 2004 included securities (in some cases multiple securities) issued by Charter Communications LLC, Tenet Healthcare Corp. and Levi Strauss & Co. On March 31, 2004, securities of these issuers, including those of the parent company and/or affiliate or subsidiaries, held by the fund on an aggregate basis constituted 3.52%, 1.31% and 0.90% of the fund's holdings, respectively. Percentages are in relation to the fund's net asset value. Portfolio holdings are subject to change.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five sector holdings as a percentage of total investments as of March 31, 2004 were:
Cable/Satellite Television (7.7%); Telecommunications-Other (7.2%); Hotel/Casinos/Gaming (7.1%); Chemicals (5.5%); Telephone-Cellular (5.2%). The fund's portfolio composition is subject to change at any time.

/i/NAV is a price that reflects the value of the fund's underlying portfolio plus other assets, less the fund's liabilities. However, the price at which an investor may buy or sell shares of the fund is at the fund's market price as determined by supply of and demand for the fund's common shares, which may be more or less than the fund's NAV.
/ii/The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.
/iii/Lipper, Inc. is a major independent mutual-fund tracking organization.
    Returns are based on the 12-month period ended March 31, 2004, calculated among the 26 funds in the fund's Lipper category including the reinvestment of dividends and capital gains, if any.
/iv/As measured by the performance of the Citigroup High Yield Market Index. /v/Source: Federal Reserve (January 28, 2004).
/vi/Source: Citigroup Global Markets index data.


                                   [GRAPHIC]

Take Advantage of the Fund's Dividend Reinvestment Plan!

   As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a summary of how the Plan works.

Plan Summary
   If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment then your dividends and capital gains distributions will be reinvested automatically in additional shares of the Fund.

   The number of shares of common stock of the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than 98% of the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting 98% of the NAV, or 95% of the market price, whichever is greater.

   If the market price is less than 98% of the NAV at the time of valuation (the close of business on the determination date), PFPC Inc. ("Plan Agent") will buy common stock for your account in the open market.

   If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of 98% of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

   A more complete description of the current Plan appears in the section of this report beginning on page 47. To find out more detailed information about the Plan and about how you can participate, please call PFPC Inc. at 1 (800) 331-1710.


                                   [GRAPHIC]

[GRAPHIC]



                                                        Schedule of Investments
                                                                 March 31, 2004



  Face
 Amount+  Rating(a)                         Security                            Value
--------- --------- -------------------------------------------------------- -----------
CORPORATE BONDS AND NOTES -- 95.9%
Aerospace/Defense -- 0.5%
  330,000 B3*       Dunlop Standard Aerospace Holdings PLC, Sr. Notes,
                      11.875% due 5/15/09................................... $   353,100
  100,000 BB-       Sequa Corp., Sr. Notes, 9.000% due 8/1/09...............     113,000
                                                                             -----------
                                                                                 466,100
                                                                             -----------
Airlines -- 1.1%
1,723,537 D         Airplanes Pass-Through Trust, Corporate Asset-Backed
                      Securities, Series 1, Class D, 10.875% due 3/15/19 (b)           0
                    Continental Airlines, Inc., Pass-Through Certificates:
  101,787 BB          Series 00-2, Class C, 8.312% due 4/2/11...............      88,735
  420,000 B           Series 01-2, Class D, 7.568% due 12/1/06..............     360,971
  275,000 BB-         Series 99-2, Class C-2, 7.434% due 9/15/04............     271,739
                    United Air Lines, Inc., Pass-Through Certificates:
                      Class B:
  167,473 CCC           Series 00-1, 8.030% due 7/1/11 (b)..................      57,335
  397,660 CCC+          Series 00-2, 7.811% due 10/1/09 (b).................     167,659
  185,000 CCC+        Class C, Series 01-1, 6.831% due 9/1/08 (b)...........      38,189
                                                                             -----------
                                                                                 984,628
                                                                             -----------
Apparel -- 1.7%
                    The Gap Inc., Notes:
   95,000 BB+         9.900% due 12/15/05...................................     106,875
   50,000 BB+         6.900% due 9/15/07....................................      55,750
  300,000 BB+         10.550% due 12/15/08..................................     373,500
  300,000 B-        Interface, Inc., Sr. Notes, 10.375% due 2/1/10..........     340,500
                    Levi Strauss & Co.:
   95,000 CCC         Notes, 7.000% due 11/1/06.............................      71,250
                      Sr. Notes:
  300,000 CCC           11.625% due 1/15/08.................................     231,000
  280,000 CCC           12.250% due 12/15/12................................     212,800
  149,000 B+        The William Carter Co., Sr. Sub. Notes, Series B,
                      10.875% due 8/15/11...................................     173,957
                                                                             -----------
                                                                               1,565,632
                                                                             -----------
Auto Parts: Original Equipment Manufacturer -- 1.4%
  120,000 B+        Arvin Capital Trust I, Capital Securities,
                      9.500% due 2/1/27.....................................     129,600

                      See Notes to Financial Statements.

[GRAPHIC]



                                                        Schedule of Investments
                                                     March 31, 2004 (continued)


 Face
Amount+ Rating(a)                       Security                           Value
------- --------- ----------------------------------------------------- -----------
Auto Parts: Original Equipment Manufacturer -- 1.4% (continued)
                  Dana Corp., Notes:
340,000 BB          6.500% due 3/1/09.................................. $   363,800
155,000 BB          10.125% due 3/15/10................................     179,800
375,000 B-        Eagle-Picher Inc., Sr. Sub. Notes, 9.750% due 9/1/13.     412,500
100,000 B-        Rexnord Corp., Sr. Sub. Notes, 10.125% due 12/15/12..     110,000
 49,000 BB-       TRW Automotive Inc., Sr. Sub. Notes,
                    11.000% due 2/15/13................................      58,800
                                                                        -----------
                                                                          1,254,500
                                                                        -----------
Automobile Manufacturer -- 0.7%
125,000 Baa1*     Ford Motor Co., Notes, 7.450% due 7/16/31............     125,197
                  General Motors Corp.:
 75,000 Baa1*       Debentures, 8.375% due 7/15/33.....................      85,329
350,000 Baa1*       Sr. Notes, 7.125% due 7/15/13......................     383,003
                                                                        -----------
                                                                            593,529
                                                                        -----------
Broadcasting/Multimedia -- 3.8%
450,000 B-        Cinemark Inc., Sr. Discount Notes, step bond to yield
                    9.747% due 3/15/14 (c).............................     281,250
 85,000 B-        Emmis Communications Corp., Sr. Discount Notes,
                    step bond to yield 9.958% due 3/15/11..............      81,812
225,000 B3*       Granite Broadcasting Corp., Secured Notes,
                    9.750% due 12/1/10 (c).............................     218,250
175,000 B-        Muzak LLC/Muzak Finance Corp., Sr. Notes,
                    10.000% due 2/15/09................................     182,219
 75,000 B-        NextMedia Operating, Inc., Sr. Sub. Notes,
                    10.750% due 7/1/11.................................      84,375
                  Paxson Communications Corp.:
240,000 CCC+        Sr. Sub. Discount Notes, step bond to yield
                      11.326% due 1/15/09..............................     205,200
135,000 CCC+        Sr. Sub. Notes, 10.750% due 7/15/08................     142,087
                  Pegasus Communications Corp., Sr. Notes, Series B:
 20,000 CCC-        9.625% due 10/15/05................................      17,925
125,000 CCC-        9.750% due 12/1/06.................................     110,781
265,000 B2*       Radio One, Inc., Sr. Sub. Notes, Series B,
                    8.875% due 7/1/11..................................     295,475
125,000 CCC+      Spanish Broadcasting System, Inc., Sub. Notes,
                    9.625% due 11/1/09.................................     132,969

                      See Notes to Financial Statements.

[GRAPHIC]



                                                        Schedule of Investments
                                                     March 31, 2004 (continued)


  Face
 Amount+  Rating(a)                       Security                           Value
--------- --------- ----------------------------------------------------- -----------
Broadcasting/Multimedia -- 3.8% (continued)
  475,000 BBB+      Time Warner Inc., Sr. Debentures, 6.625% due 5/15/29. $   498,187
                    Vivendi Universal SA, Sr. Notes:
  625,000 Ba3*        6.250% due 7/15/08.................................     678,125
  200,000 BB          9.250% due 4/15/10.................................     240,000
  250,000 CCC+      Young Broadcasting Inc., Sr. Sub. Notes,
                      8.750% due 1/15/14 (c).............................     258,750
                                                                          -----------
                                                                            3,427,405
                                                                          -----------
Building Products -- 1.8%
                    Associated Materials Inc.:
  700,000 B-          Sr. Discount Notes, step bond to yield
                        11.244% due 3/1/14 (c)...........................     428,750
   75,000 B-          Sr. Sub. Notes, 9.750% due 4/15/12.................      84,000
  310,000 B-        Atrium Cos., Inc., Sr. Sub. Notes, Series B,
                      10.500% due 5/1/09.................................     327,825
  275,000 B-        Brand Services, Inc., Sr. Notes, 12.000% due 10/15/12     321,750
  385,000 B-        Nortek Holdings Inc., Sr. Sub. Notes, Series B,
                      9.875% due 6/15/11.................................     435,050
                                                                          -----------
                                                                            1,597,375
                                                                          -----------
Cable/Satellite Television -- 7.7%
                    Charter Communications Holdings, LLC:
                      Sr. Discount Notes:
  550,000 Ca*           Step bond to yield 15.720% due 1/15/10...........     445,500
  490,000 Ca*           Step bond to yield 13.499% due 1/15/11...........     352,800
  320,000 Ca*           Step bond to yield 24.804% due 5/15/11...........     204,800
1,150,000 Ca*         Sr. Notes, 10.750% due 10/1/09.....................   1,012,000
                    CSC Holdings Inc.:
  425,000 BB-         Debentures, 7.625% due 7/15/18.....................     450,500
                      Sr. Notes:
  175,000 BB-           7.875% due 12/15/07..............................     189,000
                        Series B:
  225,000 BB-             8.125% due 7/15/09.............................     243,000
  125,000 BB-             7.625% due 4/1/11..............................     132,500
  300,000 B+          Sr. Sub. Debentures, 10.500% due 5/15/16...........     348,000
  400,000 BB-       DIRECTV Holdings LLC, Sr. Notes,
                      8.375% due 3/15/13.................................     458,000

                      See Notes to Financial Statements.

[GRAPHIC]



                                                        Schedule of Investments
                                                     March 31, 2004 (continued)


 Face
Amount+ Rating(a)                         Security                             Value
------- --------- --------------------------------------------------------- -----------
Cable/Satellite Television -- 7.7% (continued)
                  EchoStar DBS Corp., Sr. Notes:
625,000 BB-         10.375% due 10/1/07.................................... $   682,813
348,000 BB-         9.125% due 1/15/09.....................................     394,980
165,000 B-        Insight Communications Co., Inc., Sr. Discount Notes,
                    step bond to yield 13.748% due 2/15/11.................     140,250
300,000 B+        Insight Midwest LP/Insight Capital Inc., Sr. Notes,
                    10.500% due 11/1/10....................................     324,000
525,000 B+        Mediacom Broadband LLC, Sr. Notes,
                    11.000% due 7/15/13....................................     564,375
155,000 CCC-      Pegasus Satellite Communications, Inc., Sr. Discount
                    Notes, step bond to yield 12.380% due 3/1/07...........     115,475
795,000 BB-       Rogers Cablesystems Ltd., Sr. Sub. Debentures,
                    11.000% due 12/1/15....................................     926,175
                                                                            -----------
                                                                              6,984,168
                                                                            -----------
Chemicals -- 5.5%
195,000 Ba2*      Airgas, Inc., Sr. Sub. Notes, 9.125% due 10/1/11.........     222,300
130,000 CCC       Avecia Group PLC, Sr. Notes, 11.000% due 7/1/09..........     111,150
400,000 B+        Equistar Chemicals LP/Equistar Funding Corp.,
                    Sr. Notes, 10.625% due 5/1/11..........................     433,000
125,000 BB+       FMC Corp., Medium-Term Notes, Series A,
                    6.750% due 5/5/05......................................     128,750
200,000 B         Huntsman Advanced Materials LLC, Secured Notes,
                    11.000% due 7/15/10 (c)................................     227,000
                  Huntsman ICI Holdings LLC:
885,000 CCC+        Sr. Discount Notes, zero coupon bond to yield
                      13.262% due 12/31/09.................................     411,525
155,000 B-          Sr. Notes, 9.875% due 3/1/09...........................     171,275
310,000 B+        IMC Global Inc., Sr. Notes, Series B,
                    11.250% due 6/1/11.....................................     368,900
450,000 B-        IMCO Recycling Inc., Sr. Secured Notes,
                    10.375% due 10/15/10...................................     483,750
300,000 B+        International Specialty Holdings Inc., Sr. Secured Notes,
                    Series B, 10.625% due 12/15/09.........................     334,500
315,000 BB-       ISP Chemco Inc., Sr. Sub. Notes, Series B,
                    10.250% due 7/1/11.....................................     358,312
415,000 B+        Lyondell Chemical Co., Sr. Secured Notes,
                    11.125% due 7/15/12....................................     448,200

                      See Notes to Financial Statements.

[GRAPHIC]



                                                        Schedule of Investments
                                                     March 31, 2004 (continued)


 Face
Amount+ Rating(a)                        Security                            Value
------- --------- ------------------------------------------------------- -----------
Chemicals -- 5.5% (continued)
125,000 BBB-      Methanex Corp., Sr. Notes, 8.750% due 8/15/12.......... $   143,750
105,000 B-        OM Group, Inc., Sr. Sub. Notes, 9.250% due 12/15/11....     108,675
400,000 CCC+      Resolution Performance Products Inc., Sr. Sub. Notes,
                    13.500% due 11/15/10.................................     336,000
475,000 CCC+      Rhodia S.A., Sr. Sub. Notes, 8.875% due 6/1/11 (c).....     399,000
 30,000 B+        Terra Capital, Inc., Sr. Secured Notes,
                    12.875% due 10/15/08.................................      35,550
250,000 Ba3*      Westlake Chemical Corp., Sr. Notes,
                    8.750% due 7/15/11...................................     277,500
                                                                          -----------
                                                                            4,999,137
                                                                          -----------
Coal -- 0.3%
230,000 BB        Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11.......     263,350
                                                                          -----------
Construction/AG Equipment/Trucks -- 1.3%
400,000 CCC       Blount Inc., Sr. Sub. Notes, 13.000% due 8/1/09........     434,500
 75,000 BB-       Case Credit Corp., Notes, 6.750% due 10/21/07..........      76,500
 50,000 BB-       Case New Holland Inc., Sr. Notes, 9.250% due 8/1/11 (c)      56,750
100,000 B-        Columbus McKinnon Corp., Sr. Secured Notes,
                    10.000% due 8/1/10...................................     108,500
265,000 B         Flowserve Corp., Sr. Sub. Notes, 12.250% due 8/15/10...     306,737
120,000 B+        NMHG Holding Co., Sr. Notes, 10.000% due 5/15/09.......     132,600
                                                                          -----------
                                                                            1,115,587
                                                                          -----------
Consumer Products and Services -- 4.2%
375,000 B+        AKI, Inc., Sr. Notes, 10.500% due 7/1/08...............     391,875
                  American Greetings Corp.:
290,000 BBB-        Notes, 6.100% due 8/1/28.............................     314,650
140,000 BB+         Sr. Sub. Notes, 11.750% due 7/15/08..................     164,500
455,000 CCC       Doane Pet Care Co., Sr. Sub. Notes,
                    9.750% due 5/15/07...................................     403,812
350,000 B-        Icon Health & Fitness, Inc., Sr. Sub. Notes,
                    11.250% due 4/1/12...................................     404,250
400,000 B         Playtex Products Inc., Sr. Notes, 8.000% due 3/1/11 (c)     418,000
                  Service Corp. International:
220,000 BB-         Debentures, 7.875% due 2/1/13........................     236,500
                    Notes:
270,000 BB-           6.875% due 10/1/07.................................     284,850
635,000 BB-           6.500% due 3/15/08.................................     661,988

                      See Notes to Financial Statements.

[GRAPHIC]



                                                        Schedule of Investments
                                                     March 31, 2004 (continued)


 Face
Amount+ Rating(a)                        Security                            Value
------- --------- ------------------------------------------------------- -----------
Consumer Products and Services -- 4.2% (continued)
280,000 B1*       Sola International Inc., Notes, 6.875% due 3/15/08..... $   284,550
230,000 B+        Stewart Enterprises, Inc., Sr. Sub. Notes,
                    10.750% due 7/1/08...................................     259,900
                                                                          -----------
                                                                            3,824,875
                                                                          -----------
Containers/Packaging -- 3.4%
375,000 B+        Anchor Glass Container Corp., Secured Notes,
                    11.000% due 2/15/13..................................     437,812
600,000 BB-       Owens-Brockway Glass Container Inc.,
                    Sr. Secured Notes, 8.875% due 2/15/09................     651,000
100,000 B         Owens-Illinois, Inc., Sr. Notes, 7.150% due 5/15/05....     104,000
400,000 B+        Plastipak Holdings, Inc., Sr. Notes, 10.750% due 9/1/11     436,000
                  Pliant Corp.:
175,000 B-          Secured Notes, 11.125% due 9/1/09 (c)................     183,750
 60,000 B-          Sr. Sub. Notes, 13.000% due 6/1/10...................      52,200
125,000 B         Radnor Holdings, Inc., Sr. Notes, 11.000% due 3/15/10..     101,875
275,000 BBB       Sealed Air Corp., Notes, 6.950% due 5/15/09 (c)........     317,151
775,000 B         Stone Container Finance Corp., Sr. Notes,
                    11.500% due 8/15/06 (c)..............................     798,250
                                                                          -----------
                                                                            3,082,038
                                                                          -----------
Contract Drilling -- 0.5%
 60,000 CCC+      Parker Drilling Co., Sub. Notes, 5.500% due 8/1/04 (d).      60,300
335,000 BB        Pride International, Inc., Sr. Notes,
                    10.000% due 6/1/09...................................     355,100
                                                                          -----------
                                                                              415,400
                                                                          -----------
Diversified Commercial Services -- 0.6%
398,000 B-        Advanstar Communications Inc., Sr. Secured Notes,
                    8.620% due 8/15/08...................................     420,388
100,000 B         Iron Mountain, Inc., Sr. Sub. Notes, 8.625% due 4/1/13.     109,500
180,000 D         Outsourcing Solutions Inc., Sr. Sub. Notes, Series B,
                    11.000% due 11/1/06 (b)..............................       1,845
                                                                          -----------
                                                                              531,733
                                                                          -----------

                      See Notes to Financial Statements.

[GRAPHIC]



                                                        Schedule of Investments
                                                     March 31, 2004 (continued)


 Face
Amount+ Rating(a)                       Security                           Value
------- --------- ----------------------------------------------------- -----------
Diversified Financial Services -- 1.0%
375,000 B         JSG Funding PLC, Sr. Notes, 9.625% due 10/1/12....... $   425,625
405,000 BB        Markel Capital Trust I, Capital Securities, Series B,
                    8.710% due 1/1/46..................................     437,042
                                                                        -----------
                                                                            862,667
                                                                        -----------
Diversified Manufacturing -- 2.7%
475,000 B+        AK Steel Corp., Sr. Notes, 7.875% due 2/15/09........     437,000
220,000 NR        Aqua-Chem, Inc., Sr. Sub. Notes, 11.250% due 7/1/08..     181,500
200,000 B-        Invensys PLC, Sr. Notes, 9.875% due 3/15/11 (c)......     206,000
375,000 CCC+      Park-Ohio Industries, Inc., Sr. Sub. Notes,
                    9.250% due 12/1/07.................................     376,875
300,000 BBB-      Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11.....     376,076
385,000 B-        Tekni-Plex, Inc., Sr. Sub. Notes, Series B,
                    12.750% due 6/15/10................................     405,213
                  Tenneco Automotive Inc., Series B:
150,000 B2*         Secured Notes, 10.250% due 7/15/13.................     173,250
200,000 CCC+        Sr. Sub Notes, 11.625% due 10/15/09................     217,500
100,000 B+        Wolverine Tube, Inc., Sr. Notes, 10.500% due 4/1/09..     108,000
                                                                        -----------
                                                                          2,481,414
                                                                        -----------
Electric Utilities -- 1.9%
425,000 B         Allegheny Energy Supply Statutory Trust 2001,
                    Secured Notes, 10.250% due 11/15/07 (c)............     465,375
105,000 BB+       Avista Corp., Sr. Notes, 9.750% due 6/1/08...........     127,050
150,000 B+        CMS Energy Corp., Sr. Notes, 7.625% due 11/15/04.....     154,687
                  Edison Mission Energy, Sr. Notes:
435,000 B           10.000% due 8/15/08................................     460,013
125,000 B           7.730% due 6/15/09.................................     121,250
375,000 B           9.875% due 4/15/11.................................     396,563
                                                                        -----------
                                                                          1,724,938
                                                                        -----------
Electronic Components -- 0.8%
430,000 B         Sanmina-SCI Corp., Sub. Debentures, zero coupon bond
                    to yield 10.805% due 9/12/20 (d)...................     226,288
440,000 BBB-      Thomas & Betts Corp., Notes, 6.625% due 5/7/08.......     478,500
                                                                        -----------
                                                                            704,788
                                                                        -----------

                      See Notes to Financial Statements.

[GRAPHIC]



                                                        Schedule of Investments
                                                     March 31, 2004 (continued)


  Face
 Amount+  Rating(a)                        Security                           Value
--------- --------- ------------------------------------------------------ -----------
Energy -- 4.8%
                    Dynegy Holdings Inc.:
1,000,000 CCC+        Debentures, 7.625% due 10/15/26..................... $   815,000
  525,000 B-          Secured Notes, 7.620% due 7/15/08 (c)...............     552,563
1,175,000 BB-       El Paso Corp., Medium-Term Notes, Sr. Notes,
                      7.750% due 1/15/32..................................     948,813
  168,000 BB-       Gulf Terra Energy Partners, L.P., Sr. Sub. Notes,
                      Series B, 8.500% due 6/1/11.........................     191,520
  365,000 BB-       Leviathan Gas Pipeline Partners, L.P., Sr. Sub. Notes,
                      Series B, 10.375% due 6/1/09........................     388,725
                    The Williams Cos., Inc.:
                      Notes:
  275,000 B+            7.625% due 7/15/19................................     280,500
  600,000 B+            7.875% due 9/1/21.................................     610,500
   75,000 B+            8.750% due 3/15/32................................      79,875
  400,000 B+          Sr. Notes, 8.625% due 6/1/10........................     442,000
                                                                           -----------
                                                                             4,309,496
                                                                           -----------
Environmental Services -- 1.3%
                    Allied Waste North America, Inc., Series B:
                      Sr. Notes:
  455,000 BB-           8.500% due 12/1/08................................     511,875
   14,000 BB-           7.875% due 1/1/09.................................      14,630
  630,000 B+          Sr. Sub. Notes, 10.000% due 8/1/09..................     678,825
                                                                           -----------
                                                                             1,205,330
                                                                           -----------
Finance Companies -- 1.3%
  225,000 B-        Athena Neurosciences Finance LLC., Sr. Notes,
                      7.250% due 2/21/08..................................     226,969
  225,000 A3*       Ford Motor Credit Co., Notes, 7.250% due 10/25/11.....     244,045
  225,000 A3*       General Motors Acceptance Corp., Notes,
                      6.875% due 8/28/12..................................     243,420
  395,000 B-        Orion Power Holdings, Inc., Sr. Notes,
                      12.000% due 5/1/10..................................     490,787
                                                                           -----------
                                                                             1,205,221
                                                                           -----------
Foods & Beverages -- 1.6%
   75,000 B1*       Ahold Finance USA Inc., Notes, 8.250% due 7/15/10.....      83,625
  472,865 BB        Ahold Lease USA Inc., Series A-1, 7.820% due 1/2/20...     494,439

                      See Notes to Financial Statements.

[GRAPHIC]



                                                        Schedule of Investments
                                                     March 31, 2004 (continued)


 Face
Amount+ Rating(a)                         Security                            Value
------- --------- -------------------------------------------------------- -----------
Foods & Beverages -- 1.6% (continued)
155,000 B+        Cott Beverages Inc., Sr. Sub. Notes,
                    8.000% due 12/15/11................................... $   171,275
195,000 Ba2*      Dean Foods Co., Sr. Notes, 6.900% due 10/15/17..........     205,725
200,000 B         Del Monte Corp., Sr. Sub. Notes,
                    8.625% due 12/15/12...................................     226,000
275,000 B         Land O' Lakes Inc., Secured Notes,
                    9.000% due 12/15/10 (c)...............................     279,125
                                                                           -----------
                                                                             1,460,189
                                                                           -----------
Health Industry Services -- 1.1%
379,777 B+        Dade Behring Holdings, Inc., Sr. Sub. Notes,
                    11.910% due 10/3/10...................................     438,642
120,000 B         Extendicare Health Services, Inc., Sr. Sub. Notes,
                    9.500% due 7/1/10.....................................     134,700
400,000 B-        InSight Health Services Corp., Sr. Sub. Notes, Series B,
                    9.875% due 11/1/11....................................     403,000
                                                                           -----------
                                                                               976,342
                                                                           -----------
Home Builders -- 2.3%
                  D.R. Horton, Inc.:
285,000 BB+         Sr. Notes, 8.000% due 2/1/09..........................     330,600
160,000 Ba2*        Sr. Sub. Notes, 9.375% due 3/15/11....................     183,200
235,000 Ba2*      KB Home, Sr. Sub. Notes, 9.500% due 2/15/11.............     267,900
265,000 BBB-      Lennar Corp., Sr. Notes, Series B, 9.950% due 5/1/10....     302,787
185,000 BBB-      The Ryland Group, Inc., Sr. Notes, 9.750% due 9/1/10....     211,825
335,000 BB-       Schuler Homes, Inc., Sr. Sub. Notes,
                    10.500% due 7/15/11...................................     396,975
                  Standard Pacific Corp.:
205,000 BB          Sr. Notes, 8.500% due 4/1/09..........................     214,738
155,000 B+          Sr. Sub. Notes, 9.250% due 4/15/12....................     182,512
                                                                           -----------
                                                                             2,090,537
                                                                           -----------
Home Furnishings -- 1.4%
435,000 CCC+      Home Interiors & Gifts, Inc., Sr. Sub. Notes,
                    10.125% due 6/1/08....................................     442,613
                  Sealy Mattress Co., Series B:
500,000 B-          Sr. Sub. Discount Notes, 10.875% due 12/15/07.........     521,875

                      See Notes to Financial Statements.

[GRAPHIC]



                                                        Schedule of Investments
                                                     March 31, 2004 (continued)


 Face
Amount+ Rating(a)                           Security                              Value
------- --------- ------------------------------------------------------------ -----------
Home Furnishings -- 1.4% (continued)
                    Sr. Sub. Notes:
 75,000 B-            9.875% due 12/15/07..................................... $    78,032
250,000 B-            8.250% due 6/15/14 (c)..................................     251,250
                                                                               -----------
                                                                                 1,293,770
                                                                               -----------
Hospital - Nursing Management -- 1.8%
                  AmeriPath, Inc., Sr. Sub. Notes:
300,000 B-          10.500% due 4/1/13........................................     307,500
100,000 B-          10.500% due 4/1/13 (c)....................................     102,500
                  Tenet Healthcare Corp.:
725,000 B-          Notes, 7.375% due 2/1/13..................................     657,938
100,000 B-          Sr. Notes, 5.375% due 11/15/06............................      94,500
425,000 B3*       Vanguard Health Systems, Inc., Sr. Sub. Notes,
                    9.750% due 8/1/11.........................................     460,063
                                                                               -----------
                                                                                 1,622,501
                                                                               -----------
Hotel/Casinos/Gaming -- 7.1%
370,000 B         Ameristar Casinos, Inc., Sr. Sub. Notes,
                    10.750% due 2/15/09.......................................     429,662
275,000 B2*       Courtyard by Marriott II L.P., Sr. Notes, Series B,
                    10.750% due 2/1/08........................................     277,062
450,000 B1*       Felcor Lodging, L.P., Sr. Notes, 10.000% due 9/15/08........     481,500
                  Hilton Hotels Corp.:
100,000 BBB-        Notes, 7.625% due 12/1/12.................................     115,375
270,000 BBB-        Sr. Notes, 7.950% due 4/15/07.............................     301,050
100,000 B+        Horseshoe Gaming Holding Corp., Sr. Sub. Notes, Series B,
                    8.625% due 5/15/09........................................     105,250
515,000 Ba3*      Host Marriott, L.P., Notes, Series I, 9.500% due 1/15/07....     579,375
450,000 B         Isle of Capri Casinos Inc., Sr. Notes, 7.000% due 3/1/14 (c)     454,500
325,000 B-        Ispat Inland ULC, Sr. Notes, 9.750% due 4/1/14 (c)..........     339,625
                  Mandalay Resort Group:
125,000 BB-         Sr. Sub. Debentures, 7.625% due 7/15/13...................     137,500
340,000 BB-         Sr. Sub. Notes, Series B, 10.250% due 8/1/07..............     402,050
                  Meristar Hospitality Operating Partnership, L.P., Sr. Notes:
 50,000 B2*         9.000% due 1/15/08........................................      52,250
350,000 B2*         10.500% due 6/15/09.......................................     378,000
                  MGM MIRAGE, Sr. Sub. Notes:
155,000 Ba2*        9.750% due 6/1/07.........................................     179,800
225,000 Ba2*        8.375% due 2/1/11.........................................     261,000

                      See Notes to Financial Statements.

[GRAPHIC]



                                                        Schedule of Investments
                                                     March 31, 2004 (continued)


 Face
Amount+ Rating(a)                        Security                            Value
------- --------- ------------------------------------------------------- -----------
Hotel/Casinos/Gaming -- 7.1% (continued)
                  Park Place Entertainment Corp., Sr. Sub. Notes:
200,000 BB-         8.875% due 9/15/08................................... $   229,000
100,000 BB-         7.875% due 3/15/10...................................     112,000
455,000 BB-         8.125% due 5/15/11...................................     522,112
450,000 CCC+      Pinnacle Entertainment Inc., Sr. Notes,
                    8.250% due 3/15/12 (c)...............................     441,000
125,000 B+        Station Casinos, Inc., Sr. Notes, 6.875% due 3/1/16 (c)     129,063
455,000 B-        Venetian Casino Resort, LLC/Las Vegas Sands, Inc.,
                    Mortgage Secured Notes, 11.000% due 6/15/10..........     525,525
                                                                          -----------
                                                                            6,452,699
                                                                          -----------
Medical/Drugs -- 0.7%
225,000 CC        aaiPharma Inc., Sr. Sub. Notes, 11.000% due 4/1/10.....     181,125
450,000 BB-       Valeant Pharmaceuticals International, Sr. Notes,
                    7.000% due 12/15/11 (c)..............................     466,875
                                                                          -----------
                                                                              648,000
                                                                          -----------
Multi-Sector Companies -- 0.3%
297,000 BB+       Standard Commercial Tobacco Co., Inc., Sr. Notes,
                    8.875% due 8/1/05....................................     302,940
                                                                          -----------
Oil & Gas Production -- 2.6%
305,000 B+        Magnum Hunter Resources, Inc., Sr. Notes,
                    9.600% due 3/15/12...................................     342,362
179,000 Aa2*      Pennzoil-Quaker State Co., Sr. Notes,
                    10.000% due 11/1/08..................................     209,406
                  Plains Exploration & Production Co., Sr. Sub. Notes:
250,000 B           8.750% due 7/1/12....................................     282,500
155,000 B           Series B, 8.750% due 7/1/12..........................     175,150
                  Pogo Producing Co., Sr. Sub. Notes, Series B:
 60,000 BB          10.375% due 2/15/09..................................      63,600
 90,000 BB          8.250% due 4/15/11...................................     101,700
155,000 BB-       SESI, LLC, Sr. Notes, 8.875% due 5/15/11...............     169,725
400,000 B         Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12....     448,000
                  Vintage Petroleum, Inc.:
215,000 BB-         Sr. Notes, 8.250% due 5/1/12.........................     242,950
 50,000 B           Sr. Sub. Notes, 7.875% due 5/15/11...................      54,000
250,000 Ba3*      Westport Resources Corp., Sr. Sub. Notes,
                    8.250% due 11/1/11...................................     279,375
                                                                          -----------
                                                                            2,368,768
                                                                          -----------

                      See Notes to Financial Statements.

[GRAPHIC]



                                                        Schedule of Investments
                                                     March 31, 2004 (continued)


 Face
Amount+ Rating(a)                          Security                            Value
------- --------- ---------------------------------------------------------- ----------
Paper/Forestry Products -- 2.4%
450,000 BB        Abitibi-Consolidated Inc., Debentures,
                    8.850% due 8/1/30....................................... $  459,330
550,000 BB        Bowater Inc., Debentures, 9.500% due 10/15/12.............    627,000
                  Buckeye Technologies Inc., Sr. Sub. Notes:
155,000 B           9.250% due 9/15/08......................................    155,775
555,000 B           8.000% due 10/15/10.....................................    546,675
425,000 BB-       Tembec Industries, Inc., Sr. Notes, 8.625% due 6/30/09....    427,125
                                                                             ----------
                                                                              2,215,905
                                                                             ----------
Printing/Publishing -- 2.0%
175,000 B         Dex Media East LLC/Dex Media East Finance Co., Notes,
                    12.125% due 11/15/12....................................    205,187
250,000 B         Dex Media Inc., Discount Notes, zero coupon bond to yield
                    8.910% due 11/15/13 (c).................................    161,250
250,000 B         Dex Media West LLC/Dex Media Finance Co.,
                    Sr. Sub. Notes, 9.875% due 8/15/13 (c)..................    278,750
332,954 B-        Hollinger Participation Trust, Sr. Notes, Payment-in-Kind,
                    12.125% due 11/15/10 (c)................................    385,811
225,000 B         Houghton Mifflin Co., Sr. Discount Notes, step bond to
                    yield 11.500% due 10/15/13 (c)..........................    122,625
215,000 BB-       Mail-Well I Corp., Sr. Notes, 9.625% due 3/15/12..........    237,575
150,000 B         PEI Holdings, Inc., Sr. Notes, 11.000% due 3/15/10........    174,000
 75,000 B+        R.H. Donnelley Finance Corp. I, Sr. Sub. Notes,
                    10.875% due 12/15/12 (c)................................     89,812
100,000 B-        Vertis Inc., Secured Notes, 9.750% due 4/1/09.............    108,750
 98,000 BB-       Yell Finance BV, Sr. Discount Notes, step bond to yield
                    12.263% due 8/1/11......................................     92,610
                                                                             ----------
                                                                              1,856,370
                                                                             ----------
Rental/Leasing Companies -- 0.6%
530,000 BBB-      Avis Group Holdings, Inc., Sr. Sub. Notes,
                    11.000% due 5/1/09......................................    560,227
                                                                             ----------
Restaurants -- 1.1%
 95,000 CCC-      American Restaurant Group, Inc., Sr. Secured Notes,
                    Series D, 11.500% due 11/1/06...........................     52,725
220,000 B3*       CKE Restaurants, Inc., Sr. Sub. Notes, 9.125% due 5/1/09..    229,350
160,000 Ca*       Denny's Corp., Sr. Notes, 11.250% due 1/15/08.............    145,600

                      See Notes to Financial Statements.

[GRAPHIC]



                                                        Schedule of Investments
                                                     March 31, 2004 (continued)


     Face
   Amount+     Rating(a)                      Security                         Value
---------      --------- --------------------------------------------------- ----------
Restaurants -- 1.1% (continued)
   80,000      B2*       Friendly Ice Cream Corp., Sr. Notes,
                           10.500% due 12/1/07.............................. $   83,200
  525,000      CCC       Sbarro, Inc., Sr. Sub. Notes, 11.000% due 9/15/09..    450,844
                                                                             ----------
                                                                                961,719
                                                                             ----------
Retail - Other Specialty Stores -- 2.6%
   75,000      B         Cole National Group, Inc., Sr. Sub. Notes,
                           8.625% due 8/15/07...............................     77,625
                         J.C. Penney Co., Inc., Notes:
  450,000      BB+         8.000% due 3/1/10................................    529,875
  309,000      BB+         9.000% due 8/1/12................................    393,975
  155,000      BB-       The Pep Boys -- Manny, Moe & Jack, Medium-Term
                           Notes, 6.710% due 11/3/04........................    156,550
                         Rite Aid Corp.:
  245,000      B-          Notes, 7.125% due 1/15/07........................    246,225
                           Sr. Notes:
  455,000      B-            7.625% due 4/15/05.............................    464,100
   75,000      B-            11.250% due 7/1/08.............................     83,063
  359,000      BB        Saks Inc., Notes, 9.875% due 10/1/11...............    443,365
                                                                             ----------
                                                                              2,394,778
                                                                             ----------
Savings & Loan Associations -- 1.1%
1,000,000      B3*       Ocwen Capital Trust I, Capital Securities,
                           10.875% due 8/1/27...............................  1,010,000
                                                                             ----------
Semiconductors -- 0.3%
  320,000      B3*       Amkor Technology, Inc., Sub. Notes,
                           5.000% due 3/15/07 (d)...........................    309,200
                                                                             ----------
Telecommunications - Other -- 7.2%
                         AT&T Corp., Sr. Notes:
  425,000      BBB         8.050% due 11/15/11..............................    497,706
  275,000      BBB         8.750% due 11/15/31..............................    325,504
  114,000      B+        Avaya Inc., Sr. Secured Notes, 11.125% due 4/1/09..    136,515
  545,000/EUR/ B-        Colt Telecom Group PLC, Bonds,
                           2.000% due 4/3/07 (c)(d).........................    774,620
  575,000      B         Lucent Technologies, Debentures, 6.450% due 3/15/29    488,750
  350,000      B         Nortel Networks Corp., Notes, 6.875% due 9/1/23....    336,000
  155,000      B         Northern Telecom Capital Corp., Notes,
                           7.875% due 6/15/26...............................    159,650

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                                     March 31, 2004 (continued)

                                   [GRAPHIC]


    Face
  Amount+    Rating(a)                       Security                          Value
-------      --------- ---------------------------------------------------- -----------
Telecommunications - Other -- 7.2% (continued)
                       Qwest Corp.:
350,000      Ba3*        Debentures, 6.875% due 9/15/33.................... $   311,500
735,000      Ba3*        Notes, 9.125% due 3/15/12 (c).....................     837,900
                       Qwest Services Corp., Notes:
225,000      CCC+        13.500% due 12/15/10 (c)..........................     262,687
283,000      CCC+        14.000% due 12/15/14 (c)..........................     343,137
                       Sprint Capital Corp.:
900,000      BBB-        Notes, 8.750% due 3/15/32.........................   1,141,628
600,000      BBB-        Sr. Notes, 6.875% due 11/15/28....................     625,348
335,000/GBP/ C         Telewest Communications PLC, Sr. Notes,
                         5.250% due 2/19/07 (b)(c)(d)......................     314,441
                                                                            -----------
                                                                              6,555,386
                                                                            -----------
Telephone - Cellular -- 4.7%
199,900      CCC-      AirGate PCS, Inc., Sr. Sub. Notes, 9.375% due 9/1/09     189,905
390,000      CCC       Alamosa (Delaware) Inc., Sr. Notes,
                         11.000% due 7/31/10...............................     418,275
 50,000      B-        American Cellular Corp., Sr. Notes,
                         10.000% due 8/1/11................................      48,250
                       AT&T Wireless Services, Inc.:
700,000      BBB         Notes, 8.125% due 5/1/12..........................     854,262
775,000      BBB         Sr. Notes, 7.875% due 3/1/11......................     925,736
                       Crown Castle International Corp., Sr. Notes:
430,000      B3*         10.750% due 8/1/11................................     483,750
125,000      B3*         7.500% due 12/1/13................................     123,437
125,000      CCC       Dobson Communications Corp., Sr. Notes,
                         8.875% due 10/1/13................................      98,750
850,000      BB        Nextel Communications, Inc., Sr. Notes,
                         9.375% due 11/15/09...............................     928,625
178,000      CCC+      Nextel Partners, Inc., Sr. Notes,
                         12.500% due 11/15/09..............................     210,040
                                                                            -----------
                                                                              4,281,030
                                                                            -----------
Transportation - Marine -- 0.5%
200,000      B+        General Maritime Corp., Sr. Notes,
                         10.000% due 3/15/13...............................     225,000
175,000      Baa2*     Windsor Petroleum Transport Corp., Notes,
                         7.840% due 1/15/21 (c)............................     181,125
                                                                            -----------
                                                                                406,125
                                                                            -----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                                     March 31, 2004 (continued)

                                   [GRAPHIC]


  Face
 Amount+  Rating(a)                       Security                          Value
--------- --------- ---------------------------------------------------- -----------
Unregulated Power Generation -- 4.3%
                    AES Corp.:
                      Sr. Notes:
  615,000 B-            9.500% due 6/1/09............................... $   670,350
   25,000 B-            7.750% due 3/1/14...............................      25,156
   75,000 B-          Sr. Sub. Notes, 8.500% due 11/1/07................      76,875
1,370,000 CCC+      Calpine Canada Energy Finance ULC, Sr. Notes,
                      8.500% due 5/1/08.................................   1,020,650
                    Calpine Corp., Sr. Notes:
  175,000 B           8.500% due 7/15/10 (c)............................     161,875
  290,000 CCC+        8.625% due 8/15/10................................     214,600
  675,000 B+        NRG Energy, Inc., Sr. Notes, 8.000% due 12/15/13 (c)     700,312
                    Reliant Resources Inc., Notes:
  500,000 B1*         9.250% due 7/15/10................................     545,000
  475,000 B1*         9.500% due 7/15/13................................     526,062
                                                                         -----------
                                                                           3,940,880
                                                                         -----------
Wireless Equipment -- 1.9%
                    American Tower Corp.:
                      Sr. Notes:
  675,000 CCC           9.375% due 2/1/09...............................     715,500
   50,000 CCC           7.500% due 5/1/12 (c)...........................      48,000
  165,000 B3*         Sub. Discount Notes, zero coupon bond to yield
                        14.330% due 8/1/08..............................     116,737
  475,000 CCC-      SBA Communications Corp., Sr. Notes,
                      10.250% due 2/1/09................................     470,250
  350,000 B3*       SpectraSite Inc., Sr. Notes, 8.250% due 5/15/10.....     376,250
                                                                         -----------
                                                                           1,726,737
                                                                         -----------
                    TOTAL CORPORATE BONDS AND NOTES
                    (Cost -- $79,899,708)...............................  87,033,414
                                                                         -----------
Shares
------
COMMON STOCK (e) -- 0.2%
Container/Packaging -- 0.0%
    6,729           Aurora Foods Inc....................................           0
                                                                         -----------
Telecommunications -- 0.0%
      870           McLeodUSA Inc., Class A Shares......................       1,296
                                                                         -----------

                      See Notes to Financial Statements.

[GRAPHIC]



                                                        Schedule of Investments
                                                     March 31, 2004 (continued)


 Shares                            Security                               Value
-------- ------------------------------------------------------------- -----------
Telephone - Cellular -- 0.2%
  8,260  Airgate PCS, Inc............................................. $   123,892
  7,730  Crown Castle International Corp..............................      97,630
                                                                       -----------
                                                                           221,522
                                                                       -----------
         TOTAL COMMON STOCK
         (Cost -- $220,403)...........................................     222,818
                                                                       -----------
PREFERRED STOCK -- 0.7%
Aerospace/Defense -- 0.0%
    150  Northrop Grumman Corp., 7.250% Equity Security Units (d)(f)..      15,507
                                                                       -----------
Telecommunications -- 0.4%
    600  Alamosa Holdings, Inc., Series B, 7.500% Cumulative
           Exchangeable (d)...........................................     282,750
    900  Motorola, Inc., 7.000% Equity Security Units (d).............      43,704
                                                                       -----------
                                                                           326,454
                                                                       -----------
Telephone - Cellular -- 0.3%
  4,800  Crown Castle International Corp., 6.250% Cumulative (d)......     217,800
    188  Dobson Communications Corp., Sr. Exchangeable, Payment-in-
           Kind, 13.000% due 5/1/09...................................      12,845
                                                                       -----------
                                                                           230,645
                                                                       -----------
         TOTAL PREFERRED STOCK
         (Cost -- $374,730)...........................................     572,606
                                                                       -----------
Warrants
--------
WARRANTS (e) -- 0.0%
Broadcasting/Multimedia -- 0.0%
  2,450  UIH Australia Pacific, Inc., Expire 5/15/06 (c)..............           0
                                                                       -----------
Containers/Packaging -- 0.0%
     60  Pliant Corp., Expire 6/1/10 (c)..............................           1
                                                                       -----------
Finance Companies -- 0.0%
    335  Merill Lynch & Co., Inc., Expire 5/1/09......................           0
                                                                       -----------
Internet Services -- 0.0%
    325  Cybernet Internet Services International, Inc., Expire 7/1/09           0
  1,170  WAM!NET Inc., Expire 3/1/05..................................          12
                                                                       -----------
                                                                                12
                                                                       -----------

                      See Notes to Financial Statements.

[GRAPHIC]



                                                        Schedule of Investments
                                                     March 31, 2004 (continued)


 Warrants                              Security                                Value
---------- ---------------------------------------------------------------- -----------
Telecommunications - Other -- 0.0%
       265 GT Group Telecom Inc., Expire 2/1/10 (c)........................ $       199
     1,000 Iridium World Communications Ltd., Expire 7/15/05...............          10
     1,300 RSL Communications, Ltd., Expire 11/15/06.......................           0
                                                                            -----------
                                                                                    209
                                                                            -----------
Wireless Equipment -- 0.0%
       165 American Tower Corp., Expire 8/1/08 (c).........................      23,512
                                                                            -----------
           TOTAL WARRANTS
           (Cost -- $187,043)..............................................      23,734
                                                                            -----------
           SUB-TOTAL INVESTMENTS
           (Cost -- $80,681,884)...........................................  87,852,572
                                                                            -----------
   Face
  Amount
----------
REPURCHASE AGREEMENT -- 3.2%
$2,812,000 UBS Securities LLC dated 3/31/04, 1.000% due 4/1/04; Proceeds at maturity -- $2,812,078; (Fully collateralized by U.S. Treasury
             Bills, due 5/13/04 to 9/23/04; Market value -- $2,868,252)
             (Cost -- $2,812,000)..........................................   2,812,000
                                                                            -----------
           TOTAL INVESTMENTS -- 100.0%
           (Cost -- $83,493,884**)......................................... $90,664,572
                                                                            ===========

------
+  Face amount denominated in U.S. dollars unless otherwise indicated.
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(b) Security is currently in default.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid pursuant to guidelines established by the Board of Directors.
(d) Convertible security exchangeable for shares of common stock.
(e) Non-income producing security.
(f) Security has been issued with attached rights.
** Aggregate cost for Federal income tax purposes is $83,613,044.

   Currency abbreviations used in this schedule:
   EUR -- Euro
   GBP -- British Pound

   See page 26 and 27 for definitions of ratings.

                      See Notes to Financial Statements.

                                                                   Bond Ratings
                                                                    (unaudited)

                                   [GRAPHIC]


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA     -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
           Capacity to pay interest and repay principal is extremely strong.
AA      -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A       -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB     -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B,  -- Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as
 CCC       predominantly speculative with respect to the issuer's capacity to pay interest
 and CC    and repay principal in accordance with the terms of the obligation. "BB"
           indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D       -- Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.
Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa," where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa     -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                   [GRAPHIC]




                                                                   Bond Ratings
                                                        (unaudited) (continued)


Aa  -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A   -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
       Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba  -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B   -- Bonds rated "B" generally lack characteristics of desirable investments.
       Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa -- Bonds rated "Caa" are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.
Ca  -- Bonds rated "Ca" represent obligations which are speculative in a high degree.
       Such issues are often in default or have other marked shortcomings.
C   -- Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR  -- Indicates that the bond is not rated by either Standard & Poor's or Moody's.

[GRAPHIC]



                                            Statement of Assets and Liabilities
                                                                 March 31, 2004



ASSETS:
  Investments, at value (Cost -- $83,493,884).................................. $ 90,664,572
  Cash.........................................................................          485
  Interest receivable..........................................................    1,953,444
  Receivable for securities sold...............................................      128,800
  Other assets.................................................................       38,034
                                                                                ------------
  Total Assets.................................................................   92,785,335
                                                                                ------------
LIABILITIES:
  Payable for securities purchased.............................................      250,000
  Investment advisory fee payable..............................................       38,858
  Administration fee payable...................................................       15,674
  Distributions payable to Auction Rate Cumulative Preferred Stockholders......        1,294
  Accrued expenses.............................................................      208,427
                                                                                ------------
  Total Liabilities............................................................      514,253
                                                                                ------------
Auction Rate Cumulative Preferred Stock (2,400 shares authorized;
 1,400 issued and outstanding at $25,000 per share) (Note 5)...................   35,000,000
                                                                                ------------
Total Net Assets............................................................... $ 57,271,082
                                                                                ============
NET ASSETS:
  Par value of capital shares.................................................. $    182,545
  Capital paid in excess of par value..........................................  106,362,911
  Overdistributed net investment income........................................     (129,177)
  Accumulated net realized loss from investment transactions and foreign currencies..................................................................  (56,316,460)
  Net unrealized appreciation of investments and foreign currencies............    7,171,263
                                                                                ------------
Total Net Assets
 (Equivalent to $3.14 per share on 18,254,477 common shares of $0.01 par value outstanding; 250,000,000 common shares authorized)............................ $ 57,271,082
                                                                                ============

                      See Notes to Financial Statements.

[GRAPHIC]



                                                        Statement of Operations
                                                             For the Year Ended
                                                                 March 31, 2004




INVESTMENT INCOME:
  Interest.......................................................... $ 8,518,340
  Dividends.........................................................      22,495
                                                                     -----------
  Total Investment Income...........................................   8,540,835
                                                                     -----------
EXPENSES:
  Investment advisory fee (Note 2)..................................     445,498
  Administration fee (Note 2).......................................     178,255
  Shareholder communications........................................     146,979
  Audit and legal...................................................     130,574
  Auction participation fees (Note 5)...............................      89,304
  Custody...........................................................      60,956
  Transfer agency services..........................................      60,257
  Directors' fees...................................................      59,750
  Listing fees......................................................      34,025
  Rating agency fees................................................      21,400
  Auction agency fees...............................................       6,000
  Other.............................................................      12,738
                                                                     -----------
  Total Expenses....................................................   1,245,736
                                                                     -----------
Net Investment Income...............................................   7,295,099
                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
 Realized Gain From:
   Investments......................................................     427,108
   Foreign currency transactions....................................         794
                                                                     -----------
  Net Realized Gain.................................................     427,902
                                                                     -----------
 Change in Net Unrealized Appreciation (Depreciation) From:
   Investments......................................................   8,991,511
   Foreign currencies...............................................        (459)
                                                                     -----------
  Increase in Net Unrealized Appreciation...........................   8,991,052
                                                                     -----------
Net Gain on Investments and Foreign Currencies......................   9,418,954
                                                                     -----------
Distributions Paid to Auction Rate Cumulative Preferred Stockholders
 From Net Investment Income.........................................    (422,457)
                                                                     -----------
Increase in Net Assets From Operations.............................. $16,291,596
                                                                     ===========

                      See Notes to Financial Statements.

[GRAPHIC]



                                            Statements of Changes in Net Assets
                                                  For the Years Ended March 31,



                                                               2004         2003
                                                           -----------  -----------
OPERATIONS:
  Net investment income................................... $ 7,295,099  $ 7,783,448
  Net realized gain (loss)................................     427,902   (3,078,973)
  Increase (decrease) in net unrealized appreciation......   8,991,052   (1,975,493)
  Distributions Paid to Auction Rate Cumulative Preferred
   Stockholders from net investment income................    (422,457)    (647,394)
                                                           -----------  -----------
  Increase in Net Assets From Operations..................  16,291,596    2,081,588
                                                           -----------  -----------
DISTRIBUTIONS PAID TO COMMON STOCK
SHAREHOLDERS FROM:
  Net investment income...................................  (6,905,977)  (6,996,121)
  Capital.................................................    (573,300)    (866,104)
                                                           -----------  -----------
  Decrease in Net Assets From Distributions
   Paid to Common Stock Shareholders......................  (7,479,277)  (7,862,225)
                                                           -----------  -----------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net asset value of shares issued for reinvestment of
   dividends..............................................   1,626,134    1,852,157
                                                           -----------  -----------
  Increase in Net Assets From Fund Share Transactions.....   1,626,134    1,852,157
                                                           -----------  -----------
Increase (Decrease) in Net Assets.........................  10,438,453   (3,928,480)

NET ASSETS:
  Beginning of year.......................................  46,832,629   50,761,109
                                                           -----------  -----------
  End of year*............................................ $57,271,082  $46,832,629
                                                           ===========  ===========
* Includes overdistributed net investment income of:......   $(129,177)   $(120,194)
                                                           ===========  ===========

                      See Notes to Financial Statements.

                                   [GRAPHIC]




                                                  Notes to Financial Statements


   1.  Significant Accounting Policies
   Zenix Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

   The following are significant accounting policies followed by the Fund and are in conformity with generally accepted accounting principles ("GAAP"): (a) security transactions are accounted for on trade date; (b) securities traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers; any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the last bid price quoted. Securities and other assets for which market quotations are not readily available will be valued in good faith at fair value by or under the direction of the Board of Directors of the Fund including references to valuations of other securities which are considered comparable in quality, interest rate and maturity; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (e) dividend income is recorded by the Fund on the ex-dividend date and interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends to common shareholders are recorded monthly by the Fund on the ex-dividend date.

                                   [GRAPHIC]




                                                  Notes to Financial Statements
                                                                    (continued)


The holders of Auction Rate Cumulative Preferred Stock shall be entitled to receive dividends in accordance with an auction that will normally be held weekly and out of monies legally available to shareholders; (h) the net asset value of the Fund's Common Stock is determined no less frequently than the close of business on the Fund's last business day of each week (generally Friday). It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the net asset value per share of the Common Stock, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less (1) the Fund's liabilities, (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Stock and (3) accumulated and unpaid dividends on the outstanding Auction Rate Cumulative Preferred Stock issue; (i) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At March 31, 2004, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, expired capital loss carryforwards from accumulated net realized loss amounting to $2,290,931 were reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

   The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield debt obligations reflect,

                                   [GRAPHIC]




                                                  Notes to Financial Statements
                                                                    (continued)


among other things, perceived credit risk. The Fund's investment in securities rated below investment-grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

   In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

   2.  Advisory Agreement and Transactions with Affiliated Persons
   Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. (''Citigroup''), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.50% of the Fund's average daily net assets. For purposes of calculating the advisory fee, the liquidation value of any preferred stock of the Fund is not deducted in determining the Fund's average daily net assets. This fee is calculated daily and paid monthly.

   SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund's average daily net assets. For purposes of calculating this fee, the liquidation value of any preferred stock of the Fund is not deducted in determining the Fund's average daily net assets. This fee is calculated daily and paid monthly.

   All officers and one Director of the Fund are employees of Citigroup or its affiliates.

   3.  Investments
   During the year ended March 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

-------------------------------------------------------------------------------
Purchases                                                           $26,220,790
-------------------------------------------------------------------------------
Sales                                                                28,360,503
-------------------------------------------------------------------------------

                                   [GRAPHIC]




                                                  Notes to Financial Statements
                                                                    (continued)



   At March 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

 ------------------------------------------------------------------------------
 Gross unrealized appreciation                                     $10,673,156
 Gross unrealized depreciation                                      (3,621,628)
 ------------------------------------------------------------------------------
 Net unrealized appreciation                                       $ 7,051,528
 ------------------------------------------------------------------------------

   4.  Repurchase Agreements
   When entering into repurchase agreements, it is the Fund's policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

   5.  Auction Rate Cumulative Preferred Stock
   As of March 31, 2004, the Fund had 1,400 outstanding shares of Auction Rate Cumulative Preferred Stock ("ARCPS"). The ARCPS' dividends are cumulative at a rate determined at an auction and the dividend period is typically seven days. Dividend rates ranged from 1.00% to 1.53% for the year ended March 31, 2004.

   The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends.

   The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset requirements would restrict the Fund's ability to pay dividends to common shareholders.

                                                  Notes to Financial Statements
                                                                    (continued)


                                   [GRAPHIC]



   Citigroup Global Markets Inc. ("CGM"), another indirect wholly-owned subsidiary of Citigroup, currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each participating broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of ARCPS that the broker/dealer places at auction. For the year ended March 31, 2004, CGM earned $89,304 as a participating broker/dealer.

   6.  Capital Loss Carryforward
   At March 31, 2004, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $56,307,000 available to offset future realized capital gains, if any. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

   The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on March 31 of the year indicated:

                2007       2008       2009        2010        2011       2012
--------------------------------------------------------------------------------
Carryforward
 Amounts     $1,704,000 $6,787,000 $12,670,000 $26,209,000 $7,862,000 $1,075,000
--------------------------------------------------------------------------------

   7.  Income Tax Information and Distributions to Shareholders
   At March 31, 2004 the tax basis components of distributable earnings were:

------------------------------------------------------------------------------------
Accumulated capital loss                                               $(56,307,407)
------------------------------------------------------------------------------------
Unrealized appreciation                                                   7,052,103
------------------------------------------------------------------------------------

   The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sale loss deferrals and the treatment of amortization of premiums and accretion of discounts.

                                   [GRAPHIC]




                                                  Notes to Financial Statements
                                                                    (continued)




   The tax character of distributions paid during the years ended March 31, was:

                                                             2004       2003
-------------------------------------------------------------------------------
Ordinary income                                           $7,328,434 $7,643,515
Capital                                                      573,300    866,104
-------------------------------------------------------------------------------
Total                                                     $7,901,734 $8,509,619
-------------------------------------------------------------------------------

   8.  Common Stock
   Common stock transactions were as follows:

                                              Year Ended         Year Ended
                                            March 31, 2004     March 31, 2003
                                          ------------------ ------------------
                                          Shares    Amount   Shares    Amount
 ------------------------------------------------------------------------------
 Shares issued on reinvestment            442,860 $1,626,134 629,737 $1,852,157
 ------------------------------------------------------------------------------

   9.  Additional Information
   The Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Fund's Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

[GRAPHIC]



                                                  Notes to Financial Statements
                                                                    (continued)



   The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

   CAM has begun to take corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

   CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

   The Fund's transfer agent is PFPC Inc., which is not affiliated with CAM.

                                   [GRAPHIC]



                                                           Financial Highlights

For a share of common stock outstanding throughout each year ended March 31, unless otherwise noted:

                                                    2004    2003    2002    2001    2000
                                                   ------  ------  ------  ------  ------
Net Asset Value, Beginning of Year................ $ 2.63  $ 2.95  $ 3.97  $ 5.02  $ 5.96
                                                   ------  ------  ------  ------  ------
Income (Loss) From Operations:
 Net investment income/(1)(2)/....................   0.41    0.44    0.61    0.88    0.78
 Net realized and unrealized gain (loss)/(2)/.....   0.54   (0.27)  (0.98)  (1.00)  (0.94)
 Dividends Paid to 7.00% Cumulative Preferred
   Stock Shareholders from net investment income..     --      --      --   (0.04)  (0.13)
 Dividends Paid to Auction Rate Cumulative
   Preferred Stockholders from net
   investment income..............................  (0.02)  (0.04)  (0.09)  (0.23)     --
                                                   ------  ------  ------  ------  ------
Total Income (Loss) From Operations...............   0.93    0.13   (0.46)  (0.39)  (0.29)
                                                   ------  ------  ------  ------  ------
Underwriting Commission and Expenses of Issuance
 of Auction Rate Cumulative Preferred Stock.......     --      --      --   (0.05)     --
                                                   ------  ------  ------  ------  ------
Change in Undeclared Dividends on Auction Rate
 Cumulative Preferred Stock.......................     --      --    0.00*   0.04      --
                                                   ------  ------  ------  ------  ------
Distributions Paid to Common Stock Shareholders
From:
 Net investment income............................  (0.39)  (0.40)  (0.51)  (0.62)  (0.65)
 Capital..........................................  (0.03)  (0.05)  (0.05)  (0.03)     --
                                                   ------  ------  ------  ------  ------
Total Distributions Paid to Common Stock
 Shareholders.....................................  (0.42)  (0.45)  (0.56)  (0.65)  (0.65)
                                                   ------  ------  ------  ------  ------
Net Asset Value, End of Year...................... $ 3.14  $ 2.63  $ 2.95  $ 3.97  $ 5.02
                                                   ======  ======  ======  ======  ======
Market Value, End of Year......................... $ 3.99  $ 3.66  $ 3.61  $ 4.82  $ 4.44
                                                   ======  ======  ======  ======  ======

                                   [GRAPHIC]




                                                           Financial Highlights
                                                                    (continued)


                                                     2004     2003     2002      2001      2000
                                                   -------  -------  -------   -------   -------
Total Return, Based on Market Value/(3)(4)/.......   21.98%   18.06%  (13.20)%   25.02%   (14.28)%
                                                   =======  =======  =======   =======   =======
Total Return, Based on Net Asset Value/(3)(4)/....   33.59%    3.81%  (13.88)%   (8.97)%   (4.43)%
                                                   =======  =======  =======   =======   =======
Net Assets, End of Year (000s).................... $57,271  $46,833  $50,761   $65,634   $80,234
                                                   =======  =======  =======   =======   =======
Ratios to Average Net Assets Based on Common
Shares Outstanding/(5)/:
 Net investment income/(2)/.......................   13.48%   17.52%   22.85%    19.12%#   13.90%
 Expenses/(1)/....................................    2.30     2.82     2.81      2.14#     3.73
Portfolio Turnover Rate...........................      31%      73%      82%       85%       79%

------
(1) The investment adviser waived a portion of its fees for the year ended March 31, 2001. If such fees had not been waived, the per share decrease to net investment income and the actual expense ratio would have been $0.00* and 2.21%, respectively.
(2) Effective April 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of the change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 23.03%. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(3) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
(4) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(5) Calculated on basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
#  Amount has been reclassified to conform to current year presentation.
*  Amount represents less than $0.01 per share.

                                   [GRAPHIC]




                                                           Financial Highlights
                                                                    (continued)


   The table below sets out information with respect to Auction Rate Cumulative Preferred Stock, 7.00% Cumulative Preferred Stock and Bank Credit Facility as of March 31, unless otherwise noted:

                                                    2004    2003    2002    2001     2000
                                                   ------- ------- ------- ------- --------
Auction Rate Cumulative Preferred
Stock/(1)(2)(3)(4)/:
 Total Amount Outstanding (000s).................. $35,000 $35,000 $40,000 $50,000       --
 Asset Coverage Per Share.........................  65,908  58,452  56,726  57,828       --
 Involuntary Liquidating Preference Per Share/(5)/  25,000  25,000  25,000  25,000       --
 Average Market Value Per Share/(5)/..............  25,000  25,000  25,000  25,000       --
7.00% Cumulative Preferred Stock/(6)/:
 Total Amount Outstanding (000s)..................      --      --      --      -- $ 30,000
 Asset Coverage Per Share.........................      --      --      --      --    2,340
 Involuntary Liquidating Preference Per Share/(5)/      --      --      --      --    1,000
 Average Market Value Per Share/(5)/..............      --      --      --      --    1,000
PNC Bank Credit Facility/(7)/:
 Total Amount Outstanding (000s)..................      --      --      --      --   30,000
 Asset Coverage (000s)............................      --      --      --      --  140,200

------
(1) On April 14, 2000, the Fund issued 2,400 shares of Auction Rate Cumulative Preferred Stock at $25,000 per share.
(2) On December 27, 2000, the Fund redeemed 400 shares of Auction Rate Cumulative Preferred Stock at $25,000 per share.
(3) On October 30, 2001, the Fund redeemed 400 shares of Auction Rate Cumulative Preferred Stock at $25,000 per share.
(4) On August 28, 2002, the Fund redeemed 200 shares of Auction Rate Cumulative Preferred Stock at $25,000 per share.
(5) Excludes accrued interest or accumulated undeclared dividends.
(6) On April 14, 2000, the Fund redeemed in full its shares of 7.00% Cumulative Preferred Stock.
(7) On April 14, 2000, the Fund's $35,000,000 line of credit with PNC Bank was extinguished.

                                   [GRAPHIC]



                                                   Independent Auditors' Report


The Shareholders and Board of Directors of
Zenix Income Fund Inc.:

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Zenix Income Fund Inc. ("Fund") as of March 31, 2004 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and broker. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2004 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                             /s/ KPMG LLP

New York, New York
May 12, 2004

                                   [GRAPHIC]




                                                                 Financial Data
                                                                    (unaudited)


For a share of common stock outstanding throughout each period:

                                                             Dividend
                              NYSE      Net Asset Dividend Reinvestment
Record Date Payable Date Closing Price*  Value*     Paid      Price
-----------------------------------------------------------------------
 4/23/02      4/26/02        $3.530       $2.97   $0.0375     $3.354
 5/28/02      5/31/02         3.610        2.91    0.0375      3.430
 6/25/02      6/28/02         3.240        2.72    0.0375      3.078
 7/23/02      7/26/02         2.700        2.44    0.0375      2.565
 8/27/02      8/30/02         2.780        2.39    0.0375      2.641
 9/24/02      9/27/02         2.620        2.29    0.0375      2.489
 10/22/02     10/25/02        2.640        2.12    0.0375      2.508
 11/25/02     11/29/02        2.980        2.41    0.0375      2.831
 12/23/02     12/27/02        3.050        2.43    0.0375      2.898
 1/28/03      1/31/03         3.370        2.51    0.0375      3.201
 2/25/03      2/28/03         3.430        2.51    0.0375      3.259
 3/25/03      3/28/03         3.680        2.59    0.0375      3.496
 4/22/03      4/25/03         3.670        2.73    0.0375      3.487
 5/27/03      5/30/03         3.750        2.84    0.0375      3.563
 6/24/03      6/27/03         4.080        2.97    0.0375      3.876
 7/22/03      7/25/03         3.850        2.96    0.0375      3.658
 8/26/03      8/29/03         3.600        2.85    0.0375      3.420
 9/23/03      9/26/03         3.730        2.95    0.0325      3.544
 10/28/03     10/31/03        3.700        3.01    0.0325      3.515
 11/24/03     11/28/03        3.920        3.04    0.0325      3.724
 12/22/03     12/26/03        4.000        3.13    0.0325      3.800
 1/27/04      1/30/04         4.170        3.23    0.0325      3.962
 2/24/04      2/27/04         4.050        3.12    0.0325      3.848
 3/23/04      3/26/04         4.070        3.12    0.0325      3.867

------
* As of record date.

                                   [GRAPHIC]



                                                         Additional Information
                                                                    (unaudited)


Information about Directors and Officers
The business and affairs of the Zenix Income Fund Inc. ("Fund") are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

                                                                     Number of
                                                                     Portfolios
                                   Term of                            in Fund       Other
                                 Office* and        Principal         Complex       Board
                     Position(s)  Length of       Occupation(s)       Overseen   Memberships
   Name, Address      Held with     Time           During Past           by        Held by
      and Age           Fund       Served          Five Years         Director    Director
---------------------------------------------------------------------------------------------
Non-Interested Directors:
Allan J. Bloostein    Director      Since    President Allan J.          34     Taubman
27 West 67th Street                 1992     Bloostein Associates, a            Centers, Inc.
Apt. 5FW                                     consulting firm
New York, NY 10023
Age 74
Dwight B. Crane       Director      Since    Professor, Harvard          49         None
Harvard Business                    1988     Business School
School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 66
Paolo M. Cucchi       Director      Since    Vice President and           7         None
Drew University                     2001     Dean of College of
108 Brothers College                         Liberal Arts at Drew
Madison, NJ 07940                            University
Age 62
Robert A. Frankel     Director      Since    Managing Partner of         24         None
1961 Deergrass Way                  1994     Robert A. Frankel
Carlsbad, CA 92009                           Management
Age 77                                       Consultants
Paul Hardin           Director      Since    Chancellor Emeritus         34         None
12083 Morehead                      2001     and Professor of Law
Chapel Hill, NC                              at the University
27514-8426                                   of North Carolina at
Age 72                                       Chapel Hill

[GRAPHIC]



                                                         Additional Information
                                                        (unaudited) (continued)


                                                                        Number of
                                                                        Portfolios
                                    Term of                              in Fund      Other
                                  Office* and         Principal          Complex      Board
                      Position(s)  Length of        Occupation(s)        Overseen  Memberships
    Name, Address      Held with     Time            During Past            by       Held by
       and Age           Fund       Served           Five Years          Director   Director
----------------------------------------------------------------------------------------------
William R. Hutchinson  Director      Since    President, W.R.               42     Director,
535 N. Michigan                      1995     Hutchinson &                         Associated
Suite 1012                                    Associates, Inc.;                     Bank and
Chicago, IL 60611                             formerly Group Vice                  Associated
Age 61                                        President, Mergers &                 Banc-Corp.
                                              Acquisitions BP
                                              Amoco p.l.c
George M. Pavia        Director      Since    Senior Partner of Pavia        7        None
600 Madison Avenue                   2001     & Harcourt Attorneys
New York, NY 10022
Age 76
Interested Director:
R. Jay Gerken, CFA**   Chairman,     Since    Managing Director of         221        None
Citigroup Asset        President     2002     Citigroup Global
Management ("CAM")     and Chief              Markets Inc. ("CGM");
399 Park Avenue,       Executive              Chairman, President
4th Floor              Officer                and Chief Executive
New York, NY 10022                            Officer of Smith Barney
Age 52                                        Fund Management LLC
                                              ("SBFM"), Travelers
                                              Investment Adviser, Inc.
                                              ("TIA") and Citi Fund
                                              Management Inc.
                                              ("CFM"); President and
                                              Chief Executive Officer
                                              of certain mutual funds
                                              associated with Citigroup
                                              Inc. ("Citigroup");
                                              Formerly Portfolio
                                              Manager of Smith
                                              Barney Allocation Series
                                              Inc. (from 1996 to 2001)
                                              and Smith Barney
                                              Growth and Income
                                              Fund (from 1996 to 2000)

[GRAPHIC]



                                                         Additional Information
                                                        (unaudited) (continued)


                                                                      Number of
                                                                      Portfolios
                                    Term of                            in Fund      Other
                                  Office* and        Principal         Complex      Board
                    Position(s)    Length of       Occupation(s)       Overseen  Memberships
  Name, Address      Held with       Time           During Past           by       Held by
     and Age           Fund         Served          Five Years         Director   Director
--------------------------------------------------------------------------------------------
Officers:
Andrew B. Shoup    Senior Vice       Since    Director of CAM;           N/A         N/A
CAM                President         2003     Senior Vice President
125 Broad Street,  and Chief                  and Chief
11th Floor         Administrative             Administrative Officer
New York, NY 10004 Officer                    of mutual funds
Age 47                                        associated with
                                              Citigroup; Treasurer of
                                              certain mutual funds
                                              associated with
                                              Citigroup; Head of
                                              International Funds
                                              Administration of CAM
                                              (from 2001 to 2003);
                                              Director of Global
                                              Funds Administration
                                              of CAM (from 2000 to
                                              2001); Head of U.S.
                                              Citibank Funds
                                              Administration of CAM
                                              (from 1998 to 2000)
Richard L. Peteka  Chief             Since    Director of CGM; Chief     N/A         N/A
CAM                Financial         2002     Financial Officer and
125 Broad Street,  Officer and                Treasurer of certain
11th Floor         Treasurer                  mutual funds affiliated
New York, NY 10004                            with Citigroup;
Age 42                                        Director and Head of
                                              Internal Control for
                                              CAM U.S. Mutual
                                              Fund Administration
                                              (from 1999 to 2002);
                                              Vice President, Head of
                                              Mutual Fund
                                              Administration and
                                              Treasurer at
                                              Oppenheimer Capital
                                              (from 1996 to 1999)

[GRAPHIC]



                                                         Additional Information
                                                        (unaudited) (continued)


                                                                     Number of
                                                                     Portfolios
                                  Term of                             in Fund      Other
                                Office* and        Principal          Complex      Board
                    Position(s)  Length of       Occupation(s)        Overseen  Memberships
   Name, Address     Held with     Time           During Past            by       Held by
      and Age          Fund       Served          Five Years          Director   Director
-------------------------------------------------------------------------------------------
Beth A. Semmel, CFA Vice           Since    Managing Director of        N/A         N/A
CAM                 President      2002     Salomon Brothers
399 Park Avenue     and                     Asset Management Inc
4th Floor           Investment              ("SBAM") and
New York, NY 10022  Officer                 investment officer of
Age 43                                      certain other
                                            investment companies
                                            associated with
                                            Citigroup
Peter J. Wilby, CFA Vice           Since    Managing Director of        N/A         N/A
CAM                 President      2002     SBAM and investment
399 Park Avenue     and                     officer of certain other
4th Floor           Investment              investment companies
New York, NY 10022  Officer                 associated with
Age 45                                      Citigroup
Kaprel Ozsolak      Controller     Since    Vice President of           N/A         N/A
CAM                                2002     CGM; Controller of
125 Broad Street,                           certain mutual funds
11th Floor                                  associated with
New York, NY 10004                          Citigroup
Age 38
Robert I. Frenkel   Secretary      Since    Managing Director           N/A         N/A
CAM                 and Chief      2003     and General Counsel
300 First Stamford  Legal                   of Global Mutual
Place               Officer                 Funds for CAM and its
4th Floor                                   predecessor (since
Stamford, CT 06902                          1994); Secretary of
Age 48                                      CFM (from 2001 to
                                            2004); Secretary and
                                            Chief Legal Officer of
                                            mutual funds
                                            associated with
                                            Citigroup

------
* Directors are elected for a term of three years.
** Mr. Gerken is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

                                   [GRAPHIC]




                                                     Dividend Reinvestment Plan
                                                                    (unaudited)


   Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Inc. ("PFPC") as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the Common Stock is equal to or exceeds 98% of the net asset value per share of the Common Stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of Common Stock by the Fund at a price equal to the greater of 98% of net asset value or 95% of the market price of the Common Stock.

   If the market price of the Common Stock is less than 98% of the net asset value of the Common Stock at the time of valuation (which is the close of business on the determination date), PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the Common Stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) 98% of net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a

                                                     Dividend Reinvestment Plan
                                                        (unaudited) (continued)


                                   [GRAPHIC]


Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the Common Stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at such net asset value. PFPC will begin to purchase Common Stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

   PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

   Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

   Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any

                                                     Dividend Reinvestment Plan
                                                        (unaudited) (continued)


                                   [GRAPHIC]


dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1 (800) 331-1710.

                    --------------------------------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

                                   [GRAPHIC]


   OFFICERS

   R. Jay Gerken, CFA
   President and
   Chief Executive Officer

   Andrew B. Shoup
   Senior Vice President and
   Chief Administrative Officer

   Richard L. Peteka
   Chief Financial Officer
   and Treasurer

   Beth A. Semmel, CFA
   Vice President and
   Investment Officer

   Peter J. Wilby, CFA
   Vice President and
   Investment Officer

   Kaprel Ozsolak
   Controller

   Robert I. Frenkel
   Secretary and
   Chief Legal Officer

DIRECTORS

Allan J. Bloostein
Dwight B. Crane
Paolo M. Cucchi
Robert A. Frankel
R. Jay Gerken, CFA
  Chairman
Paul Hardin
William R. Hutchinson
George M. Pavia

           This report is intended only for the shareholders of the
                            ZENIX Income Fund Inc.
  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by telephoning the Fund (toll-free) at 1-800-451-2010 and by visiting the SEC's web site at www.sec.gov.

                                 FD02395 5/04

                                    04-6641

ITEM 2.   CODE OF ETHICS.

          The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

          The Board of Directors of the registrant has determined that William
          R. Hutchinson, a member of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Hutchinson as the Audit Committee's financial expert. Mr. Hutchinson is an "independent" Director pursuant to paragraph
          (a)(2) of Item 3 to Form N-CSR.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

          (a) Audit Fees for Zenix Income Fund Inc. of $34,000 and $33,000 for the years ended 3/31/04 and 3/31/03.

          (b) Audit-Related Fees for Zenix Income Fund Inc. of $20,000 and $30,000 for the years ended 3/31/04 and 3/31/03. These amounts represent procedures performed and prepared for agreed upon procedures letter in accordance with the terms of the Supplementary Articles.

          (c) Tax Fees for Zenix Income Fund Inc. of $2,800 and $2,800 for the years ended 3/31/04 and 3/31/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Zenix Income Fund Inc.

          (d) There were no all other fees for Zenix Income Fund Inc. for the years ended 3/31/04 and 3/31/03.

          (e) (1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X. The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an "Adviser") requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

               The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

               Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee;
               (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

          (f)  N/A

          (g) Non-audit fees billed - $100,000 and $1.2 million for the years ended 12/31/2003 and 12/31/2002.

          (h) Yes. The Zenix Income Fund Inc.'s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Accountant to the Zenix Income Fund Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6.   [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

          In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

          In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

          In furtherance of the Manager's goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the Manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

          CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

          If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.   [RESERVED]

ITEM 9.   CONTROLS AND PROCEDURES.

          (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

          (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
               Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

          (a)  Code of Ethics attached hereto.

          Exhibit 99.CODE ETH

          (b)  Attached hereto.

          Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

          Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Zenix Income Fund Inc.

By:   /s/ R. Jay Gerken
      R. Jay Gerken
      Chief Executive Officer of
      Zenix Income Fund Inc.

Date: June 4, 2004

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ R. Jay Gerken
      R. Jay Gerken
      Chief Executive Officer of
      Zenix Income Fund Inc.

Date: June 4, 2004

By:   /s/ Richard L. Peteka
      Richard L. Peteka
      Chief Financial Officer of
      Zenix Income Fund Inc.

Date: June 4, 2004